Exhibit 10.7

AMENDMENT NO. 3 TO CREDIT AGREEMENT
dated as of October 24, 2024
among
AMERICAN TRANSMISSION SYSTEMS, INCORPORATED,
MID-ATLANTIC INTERSTATE TRANSMISSION, LLC,
and
TRANS-ALLEGHENY INTERSTATE LINE COMPANY,
as Borrowers,
THE LENDERS NAMED HEREIN,
as Lenders,
PNC BANK, NATIONAL ASSOCIATION,
as Administrative Agent,
and
THE FRONTING BANKS NAMED HEREIN,
as Fronting Banks

JPMORGAN CHASE BANK, N.A. PNC CAPITAL MARKETS LLC MUFG BANK, LTD. BARCLAYS BANK PLC BofA SECURITIES, INC.	MIZUHO BANK, LTD. CITIBANK, N.A. MORGAN STANLEY SENIOR FUNDING, INC. THE BANK OF NOVA SCOTIA ROYAL BANK OF CANADA WELLS FARGO SECURITIES, LLC
as Joint Lead Arrangers

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AMENDMENT NO. 3 TO CREDIT AGREEMENT
This AMENDMENT NO. 3 TO CREDIT AGREEMENT, dated as of October 24, 2024 (this “Amendment”), to the Existing Credit Agreement referred to below, is entered into by and among American Transmission Systems, Incorporated (“ATSI”), Mid-Atlantic Interstate Transmission, LLC (“MAIT”) and Trans-Allegheny Interstate Line Company (“TrAILCo”, and together with ATSI and MAIT, the “Borrowers”), each of the Lenders party hereto, PNC Bank, National Association, as Administrative Agent for the Lenders, and each of the Fronting Banks party hereto.
PRELIMINARY STATEMENTS
1.    The Borrowers, the Lenders, the Administrative Agent and the Fronting Banks are parties to that certain Credit Agreement, dated as of October 18, 2021 (as amended prior to the date hereof, the “Existing Credit Agreement”; the Existing Credit Agreement, as amended by this Amendment, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.
2.    The Borrowers have requested that each Lender extend the Termination Date applicable to such Lender for an additional one year period, from October 18, 2027 to October 18, 2028 (the “Extension”) and each Lender has agreed to the Extension as to itself.
3.    The Borrowers desire to amend the Existing Credit Agreement as set forth herein, and the Lenders, the Administrative Agent and the Fronting Banks have agreed to such amendments on the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1. Amendments to Existing Credit Agreement.
(a)    Section 1.01 of the Existing Credit Agreement is hereby amended by adding the following terms in the proper alphabetical order therein:
(i)    “Third Amendment” means the Amendment No. 3 to Credit Agreement, dated as of October 24, 2024, by and among the Borrowers, each of the Lenders party thereto, the Administrative Agent, and each of the Fronting Banks party thereto.
(ii)    “Third Amendment Effective Date” means the Amendment Effective Date (as defined in the Third Amendment), which date is October 24, 2024.
(b)    The definition of the term “Applicable Margin” set forth in Section 1.01 of the Existing Credit Agreement is hereby amended by replacing the table set forth therein with the below table:

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BASIS FOR PRICING	LEVEL 1 Reference Ratings at least A+ by S&P or A1 by Moody’s	LEVEL 2 Reference Ratings lower than Level 1 but at least A by S&P or A2 by Moody’s	LEVEL 3 Reference Ratings lower than Level 2 but at least A- by S&P or A3 by Moody’s	LEVEL 4 Reference Ratings lower than Level 3 but at least BBB+ by S&P or Baa1 by Moody’s	LEVEL 5 Reference Ratings lower than Level 4
Applicable Margin for Term Benchmark Advances (or, if applicable, RFR Advances)	0.875%	1.00%	1.125%	1.25%	1.50%
Applicable Margin for Alternate Base Rate Advances	0.00%	0.00%	0.125%	0.25%	0.50%

(c)    The definition of the term “Fee Letters” set forth in Section 1.01 of the Existing Credit Agreement is hereby amended as follows:
(i)    by deleting the word “and” at the end of clause (iii) thereof; and
(ii)    by adding the following at the end of clause (iv) thereof:
“(v) the fee letter, dated September 21, 2023, by and among the Borrowers, certain of FE’s other Subsidiaries, Citigroup Global Markets Inc., Morgan Stanley Senior Funding, Inc., RBC Capital Markets, Barclays Bank PLC, BofA Securities, Inc., Bank of America, N.A., and The Bank of Nova Scotia, (vi) the fee letter, dated September 19, 2024, by and among the Borrowers, certain of FE’s other Subsidiaries, JPMorgan, Mizuho, PNC Capital Markets LLC and PNC Bank and (vii) the fee letter, dated September 19, 2024, by and among the Borrowers, certain of FE’s other Subsidiaries, Citigroup Global Markets Inc., Morgan Stanley Senior Funding, Inc., Royal Bank of Canada, Barclays Bank PLC, BofA Securities, Inc., Bank of America, N.A., MUFG Bank, Ltd., The Bank of Nova Scotia and Wells Fargo Securities, LLC.”
(d)    The definition of the term “Parent Credit Agreement” set forth in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

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““Parent Credit Agreement” means that Credit Agreement, dated as of October 18, 2021, by and among FE and FET as borrowers, the banks and other financial institutions party thereto from time to time, and JPMorgan as administrative agent, as amended, amended and restated or otherwise modified from time to time, including for the release of FET, as borrower thereunder, pursuant to Amendment No. 2 to Credit Agreement and Consent, Limited Waiver and Limited Release, dated as of October 20, 2023.”
(e)    The definition of the term “Termination Date” set forth in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:
““Termination Date” means October 18, 2028, subject, for certain Lenders, to the extension described in Section 2.19 hereof, or, in any case, the earlier date of termination in whole of the Commitments pursuant to Section 2.06 or Section 6.01 hereof.”
(f)    Section 2.05(a) of the Existing Credit Agreement is hereby amended by replacing the table set forth therein with the below table:

BASIS FOR PRICING	LEVEL 1 Reference Ratings at least A+ by S&P or A1 by Moody’s	LEVEL 2 Reference Ratings lower than Level 1 but at least A by S&P or A2 by Moody’s	LEVEL 3 Reference Ratings lower than Level 2 but at least A- by S&P or A3 by Moody’s	LEVEL 4 Reference Ratings lower than Level 3 but at least BBB+ by S&P or Baa1 by Moody’s	LEVEL 5 Reference Ratings lower than Level 4
Commitment Fee	0.075%	0.10%	0.125%	0.175%	0.225%

(g)    Section 2.05(d) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:
(d)    The Borrowers agree to pay to each Fronting Bank, for its own account, certain fees payable by the Borrowers in such amounts and payable on such terms as set forth in the Fee Letters or separately agreed upon between the Borrowers and such Fronting Bank.
(h)    Section 2.19(a) of the Existing Credit Agreement is hereby amended by amending and restating the last sentence thereof in its entirety as follows:
“Following the Third Amendment Effective Date, the Borrowers may request no more than two extensions pursuant to this Section 2.19.”

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(i)    Section 5.03(e) of the Existing Credit Agreement is hereby amended by amending and restating the proviso thereof in its entirety as follows:
“provided, however, that such Borrower may not use such proceeds in connection with any Hostile Acquisition.”
(j)    Section 6.01 of the Existing Credit Agreement is hereby amended by amending and restating clauses (i) and (j) thereof in their entirety as follows:
“(i) (i) Either FE or North American Transmission Company II L.P. shall fail to own directly or indirectly 100% of the issued and outstanding shares of common stock of each Borrower (with any such failure constituting an Event of Default with respect to such Borrower), (ii) any Person or two or more Persons acting in concert shall have acquired beneficial ownership (within the meaning of Rule 13d-3 of the SEC under the Exchange Act), directly or indirectly, of securities of any Borrower (or other securities convertible into such securities) representing 30% or more of the combined voting power of all securities of such Borrower, as applicable, entitled to vote in the election of directors; or (iii) commencing after the date of this Agreement, individuals who as of the date of this Agreement were directors shall have ceased for any reason to constitute a majority of the Board of Directors of such Borrower, as applicable, unless the Persons replacing such individuals were nominated by the stockholders or the Board of Directors of such Borrower in accordance with such Borrower’s Organizational Documents (each a “Change of Control”); or
(j) (i) Any indictment shall be issued against FET, any Borrower or any Significant Subsidiary of a Borrower arising from a purported violation of any Anti-Corruption Law, or (ii) FET, any Borrower or any Significant Subsidiary of a Borrower shall have entered into any deferred prosecution agreement (or similar agreement) with respect to a purported violation of any Anti-Corruption Law (other than the DPA);”
SECTION 2. Conditions to Effectiveness. This Amendment shall become effective as of the date first above written (the “Amendment Effective Date”) when, and only when, the following conditions have been satisfied (or waived by the Administrative Agent and the Lenders party hereto in their sole discretion):
(a)    The Administrative Agent shall have received, in immediately available funds, to the extent invoiced prior to the Amendment Effective Date, reimbursement or payment of all reasonable out-of-pocket costs and expenses of the Administrative Agent (including, but not limited to, the reasonable fees and expenses of counsel (including, but not limited to, one local counsel and any specialist counsel in each relevant jurisdiction) to the Administrative Agent) required to be reimbursed or paid by the Borrowers hereunder or under any other Loan Document.
(b)    The Administrative Agent shall have received the following documents, each document being dated the date of receipt thereof by the Administrative Agent (which date shall

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be the same for all such documents, except as otherwise specified below), in form and substance satisfactory to the Administrative Agent:
(i)    either (A) counterparts of this Amendment duly executed by each of the Borrowers, the Lenders, the Administrative Agent, and the Fronting Banks or (B) written evidence satisfactory to the Administrative Agent that such parties have signed counterparts of this Amendment;
(ii)    certified copies of (A) the resolutions of the Board of Directors of each Borrower approving this Amendment and the Credit Agreement, and (B) all documents evidencing any other necessary corporate action with respect to this Amendment and the Credit Agreement;
(iii)    a certificate of the Secretary or an Assistant Secretary of each Borrower certifying (A) the names and true signatures of the officers of such Borrower authorized to sign this Amendment and the other documents to be delivered hereunder, (B) that attached thereto are true and correct copies of the Organizational Documents of such Borrower, in each case as in effect on such date, and (C) that true and correct copies of all governmental and regulatory authorizations and approvals required for the due execution, delivery and performance by such Borrower of this Amendment and the Credit Agreement have previously been delivered to the Administrative Agent and remain in full force and effect on such date;
(iv)    a certificate of an Authorized Officer of each Borrower (the statements in which shall be true) certifying that, both before and after giving effect to this Amendment, (A) no event has occurred and is continuing that constitutes an Event of Default or an Unmatured Default with respect to such Borrower and (B) all representations and warranties of such Borrower contained in the Credit Agreement and each other Loan Document to which such Borrower is a party are true and correct in all material respects (or in the case of any representation or warranty already qualified by materiality, true and correct in all respects) on and as of the Amendment Effective Date, as though made on and as of such date (other than any such representation or warranty that by its terms refers to a specific date, in which case such representation and warranty shall be true and correct as of such specific date); and
(v)    opinions of Morgan, Lewis & Bockius LLP, special counsel for the Borrowers, and certain local counsel for the Borrowers, as reasonably requested by the Administrative Agent.
(c)    The Administrative Agent shall have received all documentation and information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the Patriot Act and the Beneficial Ownership Regulation, to the extent such documentation or information is requested by the Administrative Agent on behalf of any Lender prior to the Amendment Effective Date.

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SECTION 3. Representations and Warranties. Each Borrower represents and warrants as follows:
(a)    Due Authorization. The execution, delivery and performance by it of this Amendment and each other Loan Document being executed and delivered in connection with this Amendment to which such Borrower is a party have been duly authorized by all necessary corporate action on its part and do not, and will not, require the consent or approval of its shareholders or members, as the case may be, other than such consents and approvals as have been duly obtained, given or accomplished.
(b)    No Violation, Etc. Neither the execution, delivery or performance by it of this Amendment, any other Loan Document being executed and delivered in connection with this Amendment to which it is a party, nor the consummation by it of the transactions contemplated hereby or thereby, nor compliance by it with the provisions hereof or thereof, nor the performance by it of the Credit Agreement, contravenes or will contravene, or results or will result in a breach of, any of the provisions of its Organizational Documents, any Applicable Law, or any indenture, mortgage, deed of trust, lease, license or any other agreement or instrument to which it or any of its Subsidiaries is party or by which its property or the property of any of its Subsidiaries is bound, or results or will result in the creation or imposition of any Lien upon any of its property or the property of any of its Subsidiaries, except to the extent such contravention or breach, or the creation or imposition of any such Lien, individually or in the aggregate, has not had and would not reasonably be expected to have a Material Adverse Effect with respect to such Borrower.
(c)    Governmental Actions. No Governmental Action is or will be required in connection with (i) the execution, delivery or performance by it of, or the consummation by it of the transactions contemplated by, this Amendment or any other Loan Document being executed and delivered in connection with this Amendment to which it is, or is to become, a party, or (ii) the performance by it of the Credit Agreement.
(d)    Execution and Delivery. This Amendment and the other Loan Documents being executed and delivered in connection with this Amendment to which it is, or is to become, a party have been or will be (as the case may be) duly executed and delivered by it, and each of this Amendment and the Credit Agreement is, and upon execution and delivery thereof each such other Loan Document will be, the legal, valid and binding obligation of it enforceable against it in accordance with its terms, subject, however, solely with respect to this Amendment, the Credit Agreement and such other Loan Document, to the application by a court of general principles of equity and to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally.
(e)    No Material Misstatements. The reports, financial statements and other written information furnished by or on behalf of such Borrower to the Administrative Agent, any Fronting Bank or any Lender pursuant to or in connection with this Amendment and the transactions contemplated hereby, when taken together with the Disclosure Documents, do not contain, when taken as a whole, any untrue statement of a material fact and do not omit, when

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taken as a whole, to state any fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading in any material respect.
(f)    Litigation. There are no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against or, to the knowledge of such Borrower, threatened against such Borrower or any of its Subsidiaries that involve this Amendment, the Credit Agreement or any other Loan Document.
(g)    No Default. No Unmatured Default or Event of Default has occurred and is continuing or would occur as a result of (i) the execution, delivery or performance by such Borrower of this Amendment or any other Loan Document being executed and delivered in connection with this Amendment to which it is, or is to become, a party or (ii) the performance by such Borrower of the Credit Agreement.
(h)    Anti-Corruption Laws. No proceeds of any Borrowing have been used in violation of any Anti-Corruption Law.
SECTION 4. Reference to and Effect on the Credit Agreement and the Other Loan Documents.
(a)    Except as expressly amended hereby, all of the representations, warranties, terms, covenants and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective terms and are hereby in all respects ratified and confirmed. The amendments set forth herein shall be limited precisely as provided for herein and shall not be deemed to be a waiver of, release of, amendment of, consent to, departure from or modification of any term or provision of the Loan Documents or any other document or instrument referred to therein or of any transaction or further or future action on the part of any Borrower requiring the consent of the Administrative Agent, the Fronting Banks or the Lenders except to the extent specifically provided for herein. The Administrative Agent and the Lenders have not and shall not be deemed to have waived any of their respective rights and remedies against the Borrowers for any existing or future Unmatured Default or Event of Default. The Administrative Agent, the Fronting Banks and the Lenders reserve the right to insist on strict compliance with the terms of the Credit Agreement and the other Loan Documents, and the Borrowers expressly acknowledge such reservation of rights. Any future or additional amendment of any provision of the Credit Agreement or any other Loan Document shall be effective only if set forth in a writing separate and distinct from this Amendment and executed by the appropriate parties in accordance with the terms thereof.
(b)    Upon the effectiveness of this Amendment: (i) each reference in the Existing Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Existing Credit Agreement shall mean and be a reference to the Credit Agreement; and (ii) each reference in any other Loan Document to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Existing Credit Agreement shall mean and be a reference to the Credit Agreement. This Amendment shall constitute a “Loan Document” for all purposes under the Credit Agreement and the other Loan Documents.

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(c)    The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a release or waiver of any right, power or remedy of the Lenders, the Administrative Agent or the Fronting Banks under the Existing Credit Agreement or any other Loan Document, nor constitute a release or a waiver of any provision of the Existing Credit Agreement or any other Loan Document. The execution, delivery and effectiveness of this Amendment shall not constitute a novation of any amount owing under the Existing Credit Agreement or any other Loan Document and all amounts owing in respect of principal, interest, fees and other amounts pursuant to the Existing Credit Agreement and the other Loan Documents shall, to the extent not paid on or prior to the Amendment Effective Date, continue to be owing under the Credit Agreement or such other Loan Documents until paid in accordance therewith.
SECTION 5. Costs and Expenses. Each Borrower agrees to pay on demand all reasonable out-of-pocket costs and expenses incurred by the Administrative Agent, each Fronting Bank and each Lender in connection with the preparation, execution, delivery, syndication and administration of this Amendment and the other documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel (including, but not limited to, one local counsel and any specialist counsel in each relevant jurisdiction) for the Administrative Agent, the Fronting Banks and the Lenders with respect thereto and with respect to advising the Administrative Agent, the Fronting Banks and each Lender as to their rights and responsibilities under this Amendment. Each Borrower further agrees to pay on demand all reasonable out-of-pocket costs and expenses, if any (including, without limitation, reasonable fees and expenses of counsel), incurred by the Administrative Agent, the Fronting Banks and the Lenders in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Amendment, the Credit Agreement and the other documents to be delivered hereunder, including, without limitation, counsel fees and expenses in connection with the enforcement of rights under this Section. The Borrowers acknowledge and agree that, pursuant to Section 8.05(a) of the Credit Agreement, they are required to pay, among other costs and expenses set forth therein, the reasonable fees and expenses of counsel for the Administrative Agent (including, but not limited to, any local counsel and any specialist counsel for the Administrative Agent), in accordance with the terms thereof.
SECTION 6. Counterparts. This Amendment may be executed in any number of counterparts (and by different parties hereto in separate counterparts), each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed signature page to this Amendment by facsimile or other electronic transmission (including, without limitation, by Adobe portable document format file (also known as a “PDF” file)) shall be as effective as delivery of a manually signed counterpart of this Amendment. The words “execution,” “executed,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment or any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a

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paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided, that nothing herein shall require the Administrative Agent to accept electronic signatures in any form or format without its prior written consent; provided, further, that, without limiting the foregoing, upon the request of the Administrative Agent, any electronic signature shall be promptly followed by such manually executed counterpart.
SECTION 7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.
SECTION 8. Miscellaneous. This Amendment shall be subject to the provisions of Sections 8.05, 8.10, 8.11 and 8.12 of the Credit Agreement, each of which is incorporated by reference herein, mutatis mutandis.
SECTION 9. Release. In consideration of, among other things, the Administrative Agent’s, the Fronting Banks’ and the Lenders’ execution and delivery of this Amendment, each Borrower, on behalf of itself and its agents, representatives, officers, directors, advisors, employees, subsidiaries, affiliates, successors and assigns (collectively, “Releasors”), hereby forever agrees and covenants not to sue or prosecute against any Releasee (as hereinafter defined) and hereby forever waives, releases and discharges, to the fullest extent permitted by law, each Releasee from any and all claims (including, without limitation, crossclaims, counterclaims, rights of set-off and recoupment), actions, causes of action, suits, debts, liens, warranties, damages and consequential damages, judgments, costs or expenses whatsoever, that such Releasor now has or hereafter may have, of whatsoever nature and kind, whether now existing or hereafter arising, whether arising at law or in equity (collectively, the “Claims”), against any or all of the Credit Parties in any capacity and their respective affiliates, subsidiaries, shareholders and “controlling persons” (within the meaning of the federal securities laws), and their respective successors and assigns and each and all of the officers, directors, employees, agents, attorneys, advisors and other representatives of each of the foregoing (collectively, the “Releasees”), based in whole or in part on facts existing on or before the Amendment Effective Date, that relate to, arise out of or otherwise are in connection with: (i) any or all of the Loan Documents or transactions contemplated thereby or any actions or omissions in connection therewith; or (ii) any aspect of the dealings or relationships between or among the Borrowers, on the one hand, and any or all of the Credit Parties, on the other hand, relating to any or all of the documents, transactions, actions or omissions referenced in clause (i) hereof. The receipt by any Borrower of any Advances or other financial accommodations made by any Credit Party after the date hereof shall constitute a ratification, adoption, and confirmation by such party of the foregoing general release of all Claims against the Releasees that are based in whole or in part on facts existing on or prior to the date of receipt of any such Advances or other financial accommodations. In entering into this Amendment, each Borrower consulted with, and has been represented by, legal counsel and expressly disclaims any reliance on any representations, acts or omissions by any of the Releasees and hereby agrees and acknowledges that the validity and effectiveness of the releases set forth above do not depend in any way on any such

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representations, acts and/or omissions or the accuracy, completeness or validity thereof. The provisions of this Section 9 shall survive the termination of this Amendment, the Credit Agreement, the other Loan Documents and payment in full of the Advances.
[remainder of page intentionally left blank; signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                            AMERICAN TRANSMISSION SYSTEMS,
INCORPORATED
MID-ATLANTIC INTERSTATE
TRANSMISSION, LLC
TRANS-ALLEGHENY INTERSTATE LINE COMPANY

                            By: /s/ Steven R. Staub
                            Name: Steven R. Staub
                            Title: Vice President and Treasurer

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PNC BANK, NATIONAL ASSOCIATION,
as Administrative Agent, Fronting Bank and Lender

                            By: /s/ Anna Bartholomew
                            Name: Anne Bartholomew
                            Title: Vice President

JPMORGAN CHASE BANK, N.A., as a Lender

                            By: /s/ Khawaja Tariq
                            Name: Khawaja Tariq
                            Title: Vice President

MIZUHO BANK, LTD., as a Lender

                            By: /s/ Edward Sacks
                            Name: Edward Sacks
                            Title: Managing Director

BARCLAYS BANK PLC,
as a Lender

                            By: /s/ Sydney G. Dennis________
                            Name: Sydney G. Dennis                                        Title: Vice President

BANK OF AMERICA, N.A.,
as a Lender

                            By: /s/ John M. Eyerman
                            Name: John M. Eyerman
                            Title: Director

CITIBANK, N.A., as a Lender

                            By: /s/ Richard Rivera
                            Name: Richard Rivera
                            Title: Vice President

MORGAN STANLEY SENIOR FUNDING, INC.,
as a Lender

                            By: /s/ Michael King
                            Name: Michael King
                            Title: Authorized Signatory

MORGAN STANLEY BANK, N.A.,
as a Lender

                            By: /s/ Michael King
                            Name: Michael King
                            Title: Authorized Signatory

MUFG BANK, LTD.,
as a Lender

                            By: /s/ Matthew Bly
                            Name: Matthew Bly
                            Title: Director

THE BANK OF NOVA SCOTIA,
as a Lender and as a Fronting Bank

                            By: /s/ David Dewar________
                            Name: David Dewar
                            Title: Director

ROYAL BANK OF CANADA, as a Lender

                            By: /s/ Meg Donnelly
                            Name: Meg Donnelly
                            Title: Authorized Signatory

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, as a Lender

                            By: /s/ Amit Vasani
                            Name: Amit Vasani
                            Title: Authorized Signatory

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK,
as a Lender

                            By: /s/ Andrew Sidford
                            Name: Andrew Sidford
                            Title: Managing Director

By: /s/ Gordon Yip
Name: Gordon Yip
Title: Director

KEYBANK NATIONAL ASSOCIATION,
as a Lender

                            By: /s/ Renee M. Bonnell
                            Name: Renee M. Bonnell
                            Title: Senior Vice President

SUMITOMO MITSUI BANKING CORPORATION,
as a Lender

                            By: /s/ Alkesh Nanavaty
                            Name: Alkesh Nanavaty
                            Title: Executive Director

                            TD BANK, N.A., as a Lender

                            By: /s/ M. Bernadette Collins
                            Name: Bernadette Collins
                            Title: Senior Vice President

TRUIST BANK, as a Lender

                            By: /s/ Catherine Strickland
                            Name: Catherine Strickland
                            Title: Vice President

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

                            By: /s/ Michael E. Temnick
                            Name: Michael E. Temnick
                            Title: Senior Vice President

THE BANK OF NEW YORK MELLON,
as a Lender

                            By: /s/ Molly H. Ross
                            Name: Molly H. Ross
                            Title: Director

THE HUNTINGTON NATIONAL BANK,
as a Lender

                            By: /s/ Nolan Woodbury
                            Name: Nolan Woodbury
                            Title: Assistant Vice President

COBANK, ACB, as a Lender

                            By: /s/ David B. Willis
                            Name: David B. Willis
                            Title: Managing Director

FIRST NATIONAL BANK OF PENNSYLVANIA, as a Lender

                            By: /s/ Paul Wargo
                            Name: Paul Wargo
                            Title: Commercial RM

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

                            By: /s/ Patrick Engel
                            Name: Patrick Engel
                            Title: Managing Director